                                                                    EXHIBIT 23.4

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 2001, with respect to the financial statements of ZAT, Inc., included in the Registration Statement (Form S-1) and related Prospectus of WebGain, Inc. for the registration of shares of its common stock.




                                                               ERNST & YOUNG LLP


Palo Alto, California
February 21, 2001